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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 1, 2001



                               RSA Security Inc.
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               (Exact name of registrant as specified in charter)


 Delaware                         000-25120                      04-2916506
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(State or other juris-          (Commission                    (IRS Employer
diction of incorporation)       File Number)                 Identification No.)


36 Crosby Drive, Bedford, Massachusetts                                 01730
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (781) 301-5000


                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

Xcert International, Inc.

         On February 1, 2001, RSA Security Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with a wholly owned subsidiary of the Company (the "Sub") and Xcert International, Inc., a Delaware corporation ("Xcert"), a privately held company that develops and delivers digital certificate-based products for securing e-business transactions. Pursuant to the Merger Agreement, Sub will merge with and into Xcert, with Xcert surviving the merger as a wholly owned subsidiary of the Company. The merger, which has been approved by the Board of Directors of each company, is subject to Xcert stockholder approval and other customary conditions to closing. Certain affiliates of Xcert representing a significant percentage of Xcert common stock have agreed to vote in favor of the merger.

         Pursuant to the Merger Agreement, the Company will acquire all of the capital stock of Xcert outstanding immediately prior to the close of the transaction for approximately $67.5 million in cash. In addition, the Company will assume all Xcert stock options outstanding at the effective time of the merger. The Company intends to account for this transaction as a purchase.

         The Company's press release announcing this transaction is filed as
Exhibit 99.1 hereto.

Three-for-Two Stock Split

         On February 1, 2001, the Company announced that its Board of Directors had approved a three-for-two stock split of the outstanding shares of the Company's common stock to be effected in the form of a 50% common stock dividend. The dividend will be distributed on or about March 23, 2001 to Company stockholders of record as of the close of business on March 9, 2001. The Company's press release announcing this stock split is filed as Exhibit 99.2 hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.         DESCRIPTION
-----------         -----------

     99.1 Press Release, dated February 1, 2001, relating to a definitive agreement for the Company's acquisition of Xcert International, Inc.

     99.2 Press Release, dated February 1, 2001, announcing the approval by the Company's Board of Directors of a three-for-two stock split to be effected in the form of a 50% stock dividend.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2001                      RSA SECURITY INC.
                                            -----------------
                                            (Registrant)



                                            By: /s/ Arthur W. Coviello, Jr.
                                                --------------------------------
                                                Name:  Arthur W. Coviello, Jr.
                                                Title: President and Chief
                                                       Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

     99.1 Press Release, dated February 1, 2001, relating to a definitive agreement for the acquisition by RSA Security Inc. of Xcert International, Inc.

     99.2 Press Release, dated February 1, 2001, announcing the approval by the Board of Directors of RSA Security Inc. of a three-for-two stock split to be effected in the form of a 50% common stock dividend.